    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 19, 1999

                                                           REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                   ----------
                               CUMULUS MEDIA INC.
             (Exact Name of Registrant as Specified in its Charter)

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
             ILLINOIS                           4832                     36-4159663
   (State or Other Jurisdiction     (Primary Standard Industrial       (I.R.S. Employer
of Incorporation or Organization)   Classification Code Number)     Identification Number)

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                            111 EAST KILBOURN AVENUE
                                   SUITE 2700
                               MILWAUKEE, WI 53202
                                 (414) 615-2800
               (Address, Including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Offices)

                                   ----------

                               RICHARD W. WEENING
                               EXECUTIVE CHAIRMAN
                              LEWIS W. DICKEY, JR.
                             EXECUTIVE VICE CHAIRMAN
                               CUMULUS MEDIA INC.
                            111 EAST KILBOURN AVENUE
                                   SUITE 2700
                               MILWAUKEE, WI 53202
                                 (414) 615-2800

             (Name,address, including zip code,and telephone number,
                   including area code, of agent for service)
                                   COPIES TO:


         WILLIAM F. SCHWITTER, ESQ.            GEORGE R. KROUSE, JR., ESQ.
   PAUL, HASTINGS, JANOFSKY & WALKER LLP        SIMPSON THACHER & BARTLETT
              399 PARK AVENUE                      425 LEXINGTON AVENUE
          NEW YORK, NEW YORK 10022               NEW YORK, NEW YORK 10017
               (212) 318-6000                         (212) 455-2000
                                   ----------

APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.[ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-89825

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.[ ]

                                   ----------
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                                         CALCULATION OF REGISTRATION FEE
===================================================================================================================

                                                                                  PROPOSED MAXIMUM
                                                                PROPOSED MAXIMUM     AGGREGATE         AMOUNT OF
                                               AMOUNT TO BE      OFFERING PRICE    OFFERING PRICE    REGISTRATION
     TITLE OF SHARES TO BE REGISTERED           REGISTERED       PER SHARE (1)          (1)               FEE
-------------------------------------------- ------------------ ----------------- ----------------- ----------------
Class A common stock, par value $0.01 per
   share...................................   805,000 shares (2)    $39.75            $31,998,750       $8,896
=====================================================================================================================
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(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457.

(2) Includes 105,000 shares issuable upon exercise of the Underwriters' over-allotment option.
                                   ----------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
================================================================================

             INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON
                          FORM S-3 (FILE NO. 333-89825)

     Cumulus Media Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 333-89825) declared effective on November 18, 1999 by the Securities and Exchange Commission, including each of the documents filed by the Company with the Commission as exhibits thereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on November 19, 1999.


                                      CUMULUS MEDIA, INC.

                                      By: /s/ Richard W. Weening
                                        --------------------------
                                        Richard W. Weening
                                        Executive Chairman


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

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               SIGNATURE                                                    CAPACITY                             DATE

   /s/ Richard W. Weening                              Executive Chairman, Treasurer and Director          November 19, 1999
----------------------------------------               (Principal Executive Officer)
    Richard W. Weening


  /s/ Richard W. Weening                               Executive Vice Chairman and Director                November 19, 1999
-----------------------------------------
    Lewis W. Dickey, Jr., As
      Attorney-In-Fact for
      Lewis W. Dickey, Jr.



  /s/ Richard W. Weening                               President and Director                              November 19, 1999
-----------------------------------------
    William M. Bungeroth, As
      Attorney-In-Fact for
      William M. Bungeroth



  /s/ Richard W. Weening                               Vice President and Chief Financial Officer          November 19, 1999
-----------------------------------------              (Principal Accounting Officer)
    Richard J. Bonick, Jr., As
      Attorney-In-Fact for
      Richard J. Bonick, Jr.


----------------------------------------               Director                                            November    , 1999
    Ralph B. Everett



  /s/ Richard W. Weening                               Director                                            November 19, 1999
-----------------------------------------
    Robert H. Sheridan, III, As
      Attorney-In-Fact for
      Robert H. Sheridan, III


----------------------------------------               Director                                            November  , 1999
    Eric Robison




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                                      II-3

                                  EXHIBIT INDEX

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 EXHIBIT NO.                                       DESCRIPTION                                          PAGE NO.
    5.1      Opinion of Holleb & Coff as to the validity of the securities being registered.

    23.1     Consent of PricewaterhouseCoopers LLP.

    23.2     Consent of KPMG LLP.

    23.3     Consent of Wipfli Ullrich Bertelson LLP.

    23.4     Consent of Holleb & Coff (included in Exhibit 5.1).

    24.1     Power of Attorney (included in Part II of this Registration Statement).

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